Exhibit 10.1

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of May 21, 2025 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by and among Vivos Therapeutics, Inc., a Delaware corporation whose address is 7921 SouthPark Drive, Suite 210, Littleton, CO 80120 (the “Grantor”), in favor of V-CO Investors 2 LLC, a Wyoming limited liability company, whose address is Two Towne Square, Suite 810, Southfield, MI 48076 (the “Secured Party”).

WHEREAS, on the date hereof, the Grantor has entered into a Convertible Promissory Note (as amended, supplemented or otherwise modified from time to time, the “Note”), with the Secured Party, pursuant to which the Secured Party, subject to the terms and conditions contained therein, is to make a loan to the Grantor; and

WHEREAS, under the terms of this Agreement, the Grantor desires to grant to the Secured Party (subject to the terms and conditions hereof) a security interest in the Collateral, as defined herein, to secure any and all Secured Obligations, as defined herein.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS. All capitalized terms used herein without definitions shall have the respective meanings set forth in the Note. Unless otherwise defined herein, terms used herein that are defined in the Uniform Commercial Code as in effect from time to time in the State of Delaware (the “UCC”) shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

2. GRANT OF SECURITY INTEREST. For value received, the Grantor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Secured Obligations (as defined in Section 3 of this Agreement), a security interest in and pledges and assigns to the Secured Party the following specific property of the Grantor (the “Collateral”): the equipment and other goods of Grantor expressly set forth on the Collateral Schedule attached hereto and all parts, accessions, additions, replacements, supporting obligations, products, insurance proceeds and all other proceeds thereof.

3. SECURED OBLIGATIONS. This Agreement secures the prompt and full performance and payment of all of the indebtedness, obligations, liabilities, and undertakings of the Grantor to the Secured Party solely under the Note, when due or to become due only upon an Event of Default under the Note (including, all interest, fees (including reasonable attorneys’ fees), costs, and expenses that the Grantor is hereby or otherwise required to pay and perform pursuant to the Note or this Agreement, by law or otherwise accruing before and after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-petition interest, fees or expenses is allowed in such proceeding), irrespective of whether for the payment of money, under or in respect of the Note or this Agreement, including instruments or agreements executed and delivered pursuant thereto or in connection therewith (the “Secured Obligations”).

4. LOCATION OF COLLATERAL. The Grantor represents and warrants to the Secured Party that the Collateral is located at the places described on the attached Collateral Schedule and that the Grantor has exclusive possession and control of the Collateral. The Grantor hereby agrees to notify the Secured Party, in writing or via electronic communication, promptly upon any change in the location of any Collateral and provide the Secured Party with the new location of such Collateral.

5. CHANGES IN GRANTOR. The Grantor hereby agrees to notify the Secured Party, in writing or via electronic communication, at least thirty (30) days before any of the following actions: (a) change in the location of the Grantor’s place of business; (b) change in the Grantor’s name; (c) change in the Grantor’s type of organization; (d) change in the Grantor’s jurisdiction of organization; and (e) change in the Grantor’s corporate structure.

6. TRANSFER OF COLLATERAL. Other than in the ordinary course of business consistent with past practice, the Grantor shall not sell, offer to sell, assign, lease, license, or otherwise transfer, or grant, create, permit, or suffer to exist any option, security interest, lien, or other encumbrance in, any part of the Collateral, without the prior written consent of the Secured Party; provided, however, that in all instances the placement of any security interest, lien, or other encumbrance on the Collateral shall require the prior written consent of the Secured Party.

7. GRANTOR REPRESENTATIONS AND WARRANTIES. The Grantor hereby represents, warrants, and covenants that: (a) the Grantor owns or has good and marketable title to the Collateral and no other person or organization can make any claim of ownership of any kind on the Collateral; (b) the Secured Obligations are incurred only for, and the Collateral is to be used only for, commercial purposes and not for personal, family, household, or farming purposes; (c) the Grantor has the full power, authority and legal right to grant the security interest in the Collateral; (d) the Collateral is free from any and all claims, encumbrances, rights of setoff or any other security interest or lien of any kind except for the security interest in favor of the Secured Party created by this Agreement and (e) this Agreement creates in favor of the Secured Party a valid security interest in the Collateral, securing payment of the Secured Obligations, and such security interest is first priority. The Grantor will defend the Collateral against all claims and demands made by all persons claiming either the Collateral or any interest in it.

8. GRANTOR COVENANTS AND INSURANCE. The Grantor hereby grants to the Secured Party the right to inspect the Collateral at any reasonable time, wherever located, provided that the Secured Party gives the Grantor notice within two (2) days of any inspection, however in no case shall notice be required if the Secured Party enters the Grantor’s premises for the purposes of remedying a breach of this Agreement as provided in Section 11 of this Agreement. The Grantor hereby waives presentment, demand, notice of dishonor, protest and notice of protest, and all other related notices. The Grantor agrees: (a) to maintain the Collateral in good order, repair, and condition at all times; (b) not to alter or remove any identifying symbol or number upon the Collateral; (c) to use the Collateral with all reasonable care and caution, and in conformity with all applicable laws, ordinances and regulations; (d) to promptly notify the Secured Party of any loss or damage to any of the Collateral or arising from its use; (e) to timely pay all taxes, judgments, levies, fees, or charges of any kind levied or assessed on the Collateral; (f) to timely pay all rent or mortgage payments of any kind as applicable to any real property upon which any part of the Collateral is located; and (g) to have and maintain at all times a hazard insurance policy on the Collateral underwritten by an insurance company, and in an amount, approved by the Secured Party, but in no way shall the amount of insurance be less than the replacement cost of the Collateral. The insurance procured in this Section shall contain a standard Lender’s Loss Payable Clause in favor of the Secured Party, and provide that the Secured Party will receive at least thirty (30) days’ notice of any cancellation of the policy. The Grantor hereby assigns to the Secured Party all rights to any proceeds of any insurance procured under this Section, and authorizes the Secured Party to receive such payments and execute any and all documents required to receive such payments. If the Grantor fails to provide for the insurance as set out in this Section, the Secured Party, in addition to any remedies as set out in Section 11 of this Agreement, may procure the requisite insurance on the Collateral on its own behalf and charge the Grantor with any and all costs of such procurement.

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9. PERFECTION OF SECURITY INTEREST. The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral. The Grantor hereby authorizes the Secured Party to file or record any document necessary to perfect, continue, amend, or terminate its security interest in the Collateral, including, but not limited to, any financing statements, including amendments, authorized to be filed under the UCC, without signature of the Grantor where permitted by law. The Grantor also hereby ratifies any previously filed documents or recordings regarding the Collateral, including but not limited to, any and all previously filed financing statements.

10. POWER OF ATTORNEY. The Grantor hereby appoints the Secured Party the Grantor’s attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Event of Default and during the continuance of an Event of Default in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (but the Secured Party shall not be obligated to and shall have no liability to the Grantor or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable. The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

11. REMEDIES. If an Event of Default shall have occurred and be continuing, the Secured Party may do any or all of the following: (a) declare all Secured Obligations immediately due and payable; (b) enter the Grantor’s premises where the Collateral is located and take possession of the Collateral without demand or legal process; (c) require the Grantor to assemble and make available the Collateral at a specific time and place designated by the Secured Party; (d) sell, lease, or otherwise dispose of the Collateral at any public or private sale in accordance with the law; and (e) enforce payment of the Secured Obligations and exercise any rights and remedies available to the Secured Party under law, including, but not limited to, those rights and remedies available to the Secured Party under Article 9 of the UCC.

12. SECURED PARTY RIGHTS. Any and all rights of the Secured Party provided by this Agreement are in addition to any and all rights available to the Secured Party by law, and shall be cumulative and may be exercised simultaneously. No delay, omission, or failure on the part of the Secured Party to exercise or enforce any of its rights or remedies, either granted under this Agreement or by law, shall constitute an estoppel or waiver of such right or remedy or any other right or remedy. Any and all rights of the Secured Party provided by this Agreement shall inure to the benefit of its successors and assigns permitted under the Note.

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13. SEVERABILITY AND MODIFICATION. If any of the provisions in this Agreement is determined to be invalid, illegal, or unenforceable, such determination shall not affect the validity, legality, or enforceability of the other provisions in this Agreement. No waiver, modification or amendment of, or any other change to, this Agreement will be effective unless done so in a separate writing signed by the Secured Party.

14. NOTICES. Any notice or other communication required or permitted to be given under this Agreement, including, without limitation, notices under Section 4 and Section 5 of this Agreement, shall be given and shall become effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

15. TERMINATION. This Agreement and all rights and remedies of the Secured Party hereunder shall automatically and without any further action of the Secured Party of the Grantor required be terminated, null and void immediately upon the full repayment or conversion of all Principal and any accrued Interest under the Note.

16. ENTIRE AGREEMENT. This Agreement (including all documents referred to herein) represents the entire agreement between the Grantor and the Secured Party, and supersedes all previous understandings and agreements between the Grantor and the Secured Party, whether oral or written, regarding the subject matter hereof.

17. JURISDICTION. This Agreement will be interpreted and construed according to the laws of the State of Delaware, including, but not limited to, the UCC, without regard to choice-of-law rules in any jurisdiction.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned Grantor and Secured Party have executed this Security Agreement (Equipment) as of the date first above written.

GRANTOR
Vivos Therapeutics, Inc., as Grantor

	By:	/s/ Bradford Amman
	Name:	Bradford Amman
	Title:	CFO

Address for Notice:

e-mail:

SECURED PARTY
V-CO Investors 2 LLC, as Secured Party

	By:	/s/ Michael C. Skaff
	Name:	Michael C. Skaff
	Title:	Managing Director

Address for Notice:
+
e-mail:

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Collateral Schedule

Description	Date Purchased	Dept	Cost ($)

Computer Equipment
Apple Laptop for Quality Assurance Specialist	4/22/2022	AIS	2,412
Apple Laptop for Airway Intelligence Technician	6/25/2022	AIS	2,193
Microsoft Desktop for VP of Informational and Technology	10/1/2022	ISM	2,686
TOTAL COMPUTER EQUIPMENT – OPS			7,291

Furniture and Fixtures
Carefusion 211, Inc.	2/21/2019	OPS	8,971
Severtson Screens (added after Feb deprec was done)	2/1/2019	OPS	1,921
Start Product Development	3/8/2019 & 04/25 & 07/27	OPS	10,000
Chase #1232 (Micro Center)	4/11/2019	OPS	3,159
Conference Table (Amman expense report)	4/11/2019	OPS	1,030
Vizio TV for board room (chase cc)	6/30/2019	OPS	1,426
DELL SALES & SERVICE - Tech computer	08/01/2019	OPS	1,551
DELL SALES & SERVICE - Tech Computer	08/01/2019	OPS	1,552
PRUSA RESEARCH - New 3D Printer,	08/02/2019	OPS	875
AMAZON.COM*MH5R60CH0 - Air conditioners for Utah Lab	08/07/2019	OPS	641
GIH*GLOBALINDUSTRIALEQ - Racks for the Vivos Tech Center	08/07/2019	OPS	870
Start Product Development - Project 1903	8/15, 09/20 & 10/08/19	OPS	12,000
Springs Computer Solutions	9/18/2019	OPS	5,700
Micro Center Sales - computer equipment	11/4/2019	OPS	7,060
IDU*INSIGHT DIRECT Ballard laptop - Chase CC	11/23/2019	OPS	2,016
DMI* DELL CORP BUS - Chase CC	11/27/2019	OPS	4,308
APPLE.COM/US - Chase CC	11/28/2019	OPS	2,900
Micro Center Sales Corporation	12/17/2019	OPS	845
Start Product Development	12/29/2019	OPS	2,000
Start Product Development	12/29/2019	OPS	1,000
Start Product Development	2/26/2020	OPS	5,000
Global Equipment.com - Parting Panels for Lab Admins	4/1/2020	OPS	352
PRUSA RESEARCH - New 3D Printer,	4/1/2020	OPS	798
Insight Direct - Lenovo Thnkpad T4900	6/11/2020	OPS	1,332
Insight Direct - Lenovo Thnkpad T4901	6/17/2020	OPS	1,332
Amex - Best Buy - Scott Huntsman	7/17/2020	OPS	1,996
Insight Direct USA - HP Eliteone Laptop	8/10/2020	OPS	1,478
Micro Center ( J Ballard Expensify) Laptop & Docking Station	8/12/2020	OPS	2,807
Micro Center (J Ballard Expensify) - Laptop	8/24/2020	OPS	1,880
Amex - Computer	10/1/2020	OPS	1,539
Amex - Computer	10/1/2020	OPS	1,416
Amex - Computer	10/1/2020	OPS	1,580
Maxima XL2 Lab HP System - Henry Schein	12/4/2020	OPS	1,552
Fong Chen Plastic Technology - Tooling Modification	12/31/2020	OPS	2,400
Apple Online Store	1/12/2021	OPS	2,847
iPad - Apple Store - Delmar	1/23/2021	OPS	2,460

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Apple Store	3/2/2021	OPS	2,136
Apple Store	3/12/2021	OPS	2,154
Apple Store	3/14/2021	OPS	3,579
EnvisionTec	4/1/2021	AIS	20,109
Sunstone Engineering LLC	4/1/2021	AIS	14,900
Henry Schein, Inc.	4/23/2021	AIS	28,421
Micro Center - Laptop for Linda Garcia (replacement)	5/18/2021	OPS	3,141
GM Instruments	06/01/2021	OPS	20,210
GM Instruments	06/01/2021	OPS	4,664
Micro Center - Laptop for Acctg	7/12/2021	OPS	2,849
GM Instruments - NR6 System Console & SW	9/1/2021	OPS	23,579
Dell Technologies - Allenware x15 R1 laptop - Aaron Stevens	1/10/2022	AIS	3,668
Micro Center - MSI E13 (J. Ballard’s laptop)	1/29/2022	ISM	2,029
Great Lakes Dental Lab Equipment	2/10/2022	AIS	5,887
Dell Technologies - Allenware x15 R1 laptop - Rachael Meek	2/18/2022	AIS	3,169
Stratasys - DentaJet Printer Modeling Starter Pkg	6/1/2023	AIS	39,000
Stratasys - Water Jet System	6/1/2032	AIS	3,700
Stratasys - How Scale Kit	6/1/2023	AIS	330
Stratasys - Pro Stand	6/1/2023	AIS	1,140
Stratasys - Pro Stand Printer	6/1/2023	AIS	11,640
Assets Purchased-Empowered Dental Lab	11/6/2018	AIS	22,159
ASI Medical Inc - Triton Orthodontic/Hygiene Delivery System Self Contained	7/15/2024	OPS	12,650
TOTAL FURNITURE & FIXTURES - OPS			331,707

Tower Road Training Center
Edward Don & Company, LLC	4/27/2021	TVI	22,199
ASI Dental Specialties	06/01/2021	TVI	10,169
ASI Dental Specialties	06/01/2021	TVI	11,707
BT Axis Office Furniture	6/10/2021	TVI	6,630
ASI Dental Specialties	06/09/2021	TVI	13,106
Smart Desks	06/11/2021	TVI	10,004
Madison Liquidators - Tower Rd	6/15/2021	TVI	4,792
Smart Desks	06/28/2021	TVI	65,033
Smart Desks	06/28/2021	TVI	47,200
Smart Desks	7/15/2021	TVI	10,000
Furniture - Amazon	7/13/2021	TVI	3,392
Furniture - Amazon	7/14/2021	TVI	3,976
Furniture - Amazon	7/22/2021	TVI	2,089
American Furniture Warehouse / Grand Opening / / Furniture for the institute // Vivos Institute Grand Opening	9/1/2022	TVI	2,914
Logic Integration - CO - Low Profile TV Mount & 4K Ultra HD	9/30/2021	TVI	2,204
Logic Integration - CO - Premier 137” Matt White XT1000	9/10/2021	TVI	10,980
Logic Integration - CO - 20x Optical Zoom Camer	9/1/2021	TVI	622
Smart Desks	9/1/2021	TVI	150
Edward Don - Reclass Take Away Equip - Wire Shelving	9/30/2021	TVI	167
Edward Don - Reclass Take Away Equip - Wire Shelving	9/30/2021	TVI	163
Edward Don - Reclass Take Away Equip - Mobile Plate & Dish Dispenser	9/30/2021	TVI	1,160

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Edward Don - Reclass Take Away Equip - Wire Shelving	9/30/2021	TVI	162
Edward Don - Reclass Take Away Equip - Wire Shelving	9/30/2021	TVI	214
Edward Don - Reclass Take Away Equip - 84” Work Table	9/30/2021	TVI	681
Edward Don - Reclass Take Away Equip - Reach In Refrigerator	9/30/2021	TVI	2,574
Edward Don - Reclass Take Away Equip - Electric Convection Oven	9/30/2021	TVI	3,256
Edward Don - Reclass Take Away Equip - Electric Convection Oven	9/30/2021	TVI	3,491
Edward Don - Reclass Take Away Equip - 18” Work Table	9/30/2021	TVI	105
Edward Don - Reclass Take Away Equip -Blue Hose Gas Connector	9/30/2021	TVI	236
Edward Don - Reclass Take Away Equip - Equip Stand	9/30/2021	TVI	467
Edward Don - Reclass Take Away Equip - Gas Hotplate	9/30/2021	TVI	1,064
Edward Don - Reclass Take Away Equip - Blue Hose Gas Connector	9/30/2021	TVI	236
Edward Don - Reclass Take Away Equip - Blue Hose Gas Connector	9/30/2021	TVI	150
Edward Don - Reclass Take Away Equip - Gas Charbroiler	9/30/2021	TVI	938
Edward Don - Reclass Take Away Equip - Mobile Heated Cabinet	9/30/2021	TVI	2,236
Edward Don - Reclass Take Away Equip - Ice Maker	9/30/2021	TVI	4,809
Edward Don - Reclass Take Away Equip - Wire Shelving	9/30/2021	TVI	245
Edward Don - Reclass Take Away Equip - Reach In Freezer	9/30/2021	TVI	3,089
Edward Don - Reclass Take Away Equip - Reach In Refrigerator	9/30/2021	TVI	5,738
Edward Don - Reclass Take Away Equip - Mobile Plate & Dish Dispenser	9/30/2021	TVI	1,160
Edward Don - Reclass Take Away Equip - Salad Bar Station	9/30/2021	TVI	32,426
Edward Don - Reclass Take Away Equip - Hot Food Well Unit	9/30/2021	TVI	720
Edward Don - Reclass Take Away Equip - Cold Food Well Unit	9/30/2021	TVI	5,813
Edward Don - Reclass Take Away Equip - Cold Food Well Unit	9/30/2021	TVI	2,436
Edward Don - Reclass Take Away Equip - Ice & Water Dispenser	9/30/2021	TVI	5,993
Pete’s Panels - Cubicles for Finance	9/14/2021	OPS	5,952
Amazon - Office Chairs for Finance	9/14/2021	OPS	2,510
Micro Center #181 Retail - Kirk’s WIN laptop	9/23/2021	OPS	2,030
Henry Schein Inc. - E-2 Washing & Polmerizin 220v	11/3/2021	OPS	4,861
Dell Technologies - Round Rock 5 - Discover the Sleep Medicine Revolution Conference Dec 2021	11/25/2021	OPS	2,297
Global Industrial - Refrigerator	1/15/2022	TVI	5,284
TOTAL FURNITURE & EQUIPMENT - Tower Rd			329,829

TOTAL FURNITURE & EQUIPMENT			661,535

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TOOLS / MOLDS FOR APPLIANCES
Fong Chen Plastic Technology Invoice FC210120W and FC210120W REV.1: 50% Downpayment for Tooling Charge - Dental Appliance 3-6 Years	1/20/2022	AIS	4,800
Fong Chen Plastic Technology Invoice FC210120W and FC210120W REV.1: 50% Downpayment for Tooling Charge - Dental Appliance 7-12 Years	1/20/2022	AIS	4,800
Fong Chen Plastic Technology Invoice FC210120W and FC210120W REV.1: 50% Downpayment for Tooling Charge - Appliance 2-Underbite	1/20/2022	AIS	4,800
Start Product Development Project 2203 - Appliance Size 40 & 50 Design	10/1/2022	AIS	15,700
Start Product Development Project 2204 - Appliance Size 30 Design	10/1/2022	AIS	10,500
Prism Plastics Products, Inc. - VIVOS DYE LOADER PER TOM 8/31/2022 Misc. Comment:	11/1/2022	AIS	10,628
Fong Chen Plastic Technology Invoice FC221117N: 2dn 50% Downpayment for Tooling Charge	12/1/2022	AIS	8,700
Fong Chen Plastic Technology Invoice FC221117P: 2dn 50% Downpayment for Tooling Charge	12/1/2022	AIS	7,500
Prism Plastics Products, Inc. -Tool Setup Charges AISPP202211-01	12/13/2022	AIS	1,000
Start Product Development Project #2205: 35VG, 45VG, 55VG and 65VG	1/15/2023	AIS	33,500
Project 2301: 25VG and 70VG Appliances	3/1/2023	AIS	17,000
Start Production Development (multiple projects)	3/27/2023	AIS	106,877
Start Production Development (multiple projects)	4/20/2023	AIS	91,098
Prism Plastics Products, Inc. - VG7-02 and VG25-02	7/1/2023	AIS	13,912
Other			358
TOTAL TOOLS/MOLDS			331,173

TOTAL FIXED ASSET COLLATERAL			$1,000,000

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